UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date earliest event reported):

May 27, 2020

Grocery Outlet Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38950	47-1874201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5650 Hollis Street

Emeryville, California 94608

(510) 845-1999

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	GO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K is filed by Grocery Outlet Holding Corp., a Delaware corporation (the “Company”), in connection with the matters described herein. References to “we” and “our” herein refer to the Company.

Item 7.01	Regulation FD Disclosure.

On May 27, 2020, the Company issued a press release announcing that it has been advised that the stockholder affiliated with Hellman & Friedman LLC (the “H&F Investor”) intends to distribute, on May 28, 2020, an aggregate of 9.6 million shares of the Company’s common stock, par value $0.001 per share, to its partners (the “H&F Distribution”), representing all of the shares held by the H&F Investor as of the date of the H&F Distribution. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect management’s current views regarding the timing of the distribution by the H&F Investor. Although the Company believes that the expected timing of the distribution reflected in this forward-looking statement is reasonable, the Company cannot provide any assurance that this expectation will prove to be correct. Except as required by applicable law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this Current Report on Form 8-K to conform these statements to actual results or to changes in our expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release entitled “Grocery Outlet Holding Corp. Announces Common Stock Distribution by Hellman & Friedman to Complete Exit”

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 104)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Grocery Outlet Holding Corp.

By:	/s/ Pamela B. Burke
Name:	Pamela B. Burke
Title:	Chief Administrative Officer, General
Counsel and Secretary

Date: May 27, 2020